Exhibit 99.2 Oak Hill Bio Investor Presentation July 2026 Private and Confidential – Not to be Retained

CORPORATE Disclaimers (1 of 3) This presentation (together with oral statements made in connection herewith this “Presentation”) is provided for informational purposes only. This Presentation has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between OHB Pediatrics Ltd., d/b/a Oak Hill Bio (“Oak Hill Bio” or the “Company”) and Research Alliance Corporation III (“RAC III”) (such business combination, the “Proposed Business Combination”), and the related transactions, including a potential investment in the post-closing combined company (the “Proposed PIPE Investment” and, together with the Proposed Business Combination, the “Proposed Transactions”), and for no other purpose. By accepting, reviewing or reading this Presentation, you will be deemed to have agreed to the obligations and restrictions set out below. The proposed terms of the Proposed Transactions reflected in the Presentation are indicative, non-binding, and proposed by Oak Hill Bio and RAC III. Any and all terms remain subject to further discussion, negotiation, and change. This Presentation shall not constitute an offer to sell, or the solicitation of an offer to buy, or a recommendation to purchase, any securities, in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the Proposed Business Combination or any related transactions, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful. This Presentation does not constitute either advice or a recommendation regarding any securities. Neither the U.S. Securities and Exchange Commission (the “SEC”) nor any securities commission of any other U.S. or non-U.S. jurisdiction has approved or disapproved of the securities or of the Proposed Business Combination contemplated hereby or determined that this Presentation is truthful or complete. Any representation to the contrary is a criminal offense. Any offering of securities in the Proposed PIPE Investment will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be offered as a private placement to a limited number of institutional “accredited investors” as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act and “Institutional Accounts” as defined in FINRA Rule 4512(c). Accordingly, the securities remain restricted securities unless an exemption from the registration requirements of the Securities Act is available. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act. The transfer of the securities acquired in the Proposed PIPE Investment may also be subject to conditions set forth in an agreement under which they are to be issued. Investors should be aware that they might be required to bear the final risk of their investment for an indefinite period of time. Any offer to sell securities will only be made pursuant to a definitive subscription agreement, and Oak Hill Bio and RAC III reserve the right to withdraw or amend for any reason any offering and to reject any subscription agreement in whole or in part for any reason. This Presentation and information contained herein constitutes confidential information and is provided to you on the condition that you agree that you will hold it in strict confidence and not reproduce, disclose, forward or distribute it in whole or in part without the prior written consent of RAC III and Oak Hill Bio and is intended for the recipient hereof only. By accepting this Presentation, you acknowledge and agree that all of the information contained herein or disclosed orally in connection with this Presentation is confidential, that you will not distribute, disclose and use such information for any purpose other than for the purpose of your firm’s participation in the Proposed PIPE Investment, that you will not distribute, disclose or use such information in any way detrimental to Oak Hill Bio or RAC III, and that you will return to Oak Hill Bio and RAC III, delete or destroy this Presentation upon request. No representations or warranties, express or implied are given in, or in respect of, this Presentation or with respect to the accuracy, completeness or reliability of the information contained in this Presentation. To the fullest extent permitted by law, in no circumstances will RAC III, Oak Hill Bio, any bank serving as a placement agent in the Proposed PIPE Investment (“Placement Agents”) or any of their respective subsidiaries, security holders, affiliates, representatives, partners, directors, officers, employees, advisers, or agents be responsible or liable for any direct, indirect, or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Oak Hill Bio’s forward-looking statements related to the success, cost and timing of product candidate development activities, including timing of initiation, completion and data readouts for clinical trials and the potential approval of its product candidates, and the size and growth potential of the markets for Oak Hill Bio’s product candidates are based upon but not limited to third-party research and Oak Hill Bio’s experience in the industry. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Oak Hill Bio or the Proposed Transactions. Viewers of this Presentation should each make their own evaluation of Oak Hill Bio and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Nothing herein should be construed as legal, financial tax or other advice. You should consult your own advisers concerning any legal, financial, tax or other considerations concerning the opportunity described herein. The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs. Nothing contained herein shall be deemed advice or a recommendation to any party to enter into any transaction or take any course of action. You are also reminded that the United States securities laws restrict persons with material non-public information about a company obtained directly or indirectly from Oak Hill Bio from purchasing or selling securities of such company, or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities on the basis of such information. Private and Confidential – Not to be Retained Oak Hill Bio 2

CORPORATE Disclaimers (2 of 3) Participants in the Solicitation In connection with the Proposed Business Combination, RAC III and Oak Hill Bio intend to prepare and file with the SEC a registration statement containing a preliminary proxy statement of RAC III and a preliminary prospectus with respect to securities to be offered in the Proposed Business Combination. After the registration statement is declared effective, RAC III will mail a definitive proxy statement/prospectus relating to the Proposed Business Combination to its shareholders as of a record date to be established for voting on the Proposed Business Combination. Shareholders and other interested persons are urged to read these documents and any amendments thereto, as well as any other relevant documents filed with the SEC when they become available because they will contain important information about RAC III, Oak Hill Bio and the Proposed Business Combination. Shareholders will also be able to obtain free copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, once available, without charge, at the SEC’s website located at www.sec.gov, or by directing a request to Research Alliance Corporation III, 600 Fifth Avenue, 23rd Floor, New York, NY 10020. RAC III, Oak Hill Bio, and their respective directors and executive officers may be deemed to be participants in the solicitations of proxies from RAC III’s shareholders with respect to the Proposed Business Combination and the other matters set forth in the registration statement. Information regarding RAC III’s directors and executive officers, and a description of their interests in RAC III is contained in RAC III’s Annual Report on Form 10-K which was filed with the SEC and is available free of charge at the SEC’s website located at www.sec.gov, or by directing a request to Research Alliance Corporation III, 600 Fifth Avenue, 23rd Floor, New York, NY 10020. Additional information regarding the interests of such participants in the proxy solicitation and a description of their direct and indirect interests, will be contained in the proxy statement/prospectus relating to the Proposed Business Combination when it becomes available. This Presentation is not a substitute for the registration statement or for any other document that RAC III and Oak Hill Bio may file with the SEC in connection with the Proposed Business Combination. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of other documents filed with the SEC by RAC III, without charge, at the SEC’s website located at www.sec.gov. Forward Looking Statements Certain statements included in this Presentation that are not historical facts are forward-looking statements. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity; expectations and timing related to the success, cost and timing of product development activities, including timing of initiation, completion and data readouts for clinical trials (including BEACON, the rugonersen Phase 3 trial) and the potential approval of Oak Hill Bio’s product candidates, the size and growth potential of the markets for Oak Hill Bio’s product candidates; financing and other business milestones; potential benefits of the Proposed Transactions; and expectations relating to the Proposed Transactions, including the use of proceeds of the Proposed PIPE Investment and Oak Hill Bio’s expected cash runway. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of Oak Hill Bio’s and RAC III’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by an investor as a guarantee, an assurance, a prediction, or a definitive statement of factor probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of Oak Hill Bio and RAC III. These forward-looking statements are subject to a number of risks and uncertainties, including but not limited to changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely enter into definitive agreements with respect to the Proposed Transactions or consummate the Proposed Transactions, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions (such as any SEC statements or enforcements or other actions relating to SPACs) that could adversely affect the combined company or the expected benefits of the Proposed Transactions, or the risk that the approval of the stockholders of RAC III or Oak Hill Bio is not obtained; failure to realize the anticipated benefits of the Proposed Transactions; matters discovered by RAC III or Oak Hill Bio as they complete their respective due diligence investigations of each other; risks related to the approval of Oak Hill Bio’s product candidates, including rugonersen, and the timing of expected regulatory and business milestones; ability to negotiate definitive contractual arrangements with potential customers and partners; the impact of competitive products and programs; ability to obtain sufficient supply of materials; ability to obtain additional financing; ability to attract and retain qualified personnel; global economic and political conditions; legal and regulatory changes; the outcome of any legal proceedings that may be instituted against RAC III or Oak Hill Bio related to the Proposed Business Combination; the effects of competition on Oak Hill Bio’s future business; the amount of redemption requests made by RAC III’s public shareholders; and those factors discussed in documents RAC III has filed or will file with the SEC, together with the risks described in the document entitled “Risk Factors” that has been made available to interested parties concurrent with this Presentation and also set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in RAC III’s prospectus dated May 19, 2026 relating to its initial public offering, and in those documents that RAC III has filed, or will file, with the SEC. Additional risks are described at the end of this Presentation under “Risk Factors.” Private and Confidential – Not to be Retained Oak Hill Bio 3

CORPORATE Disclaimers (3 of 3) If any of these risks materialize or RAC III’s or Oak Hill Bio’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither RAC III nor Oak Hill Bio presently know or that RAC III and Oak Hill Bio currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect RAC III’s and Oak Hill Bio’s expectations, plans, or forecasts of future events and views as of the date of this Presentation and are qualified in their entirety by reference to the cautionary statements herein. RAC III and Oak Hill Bio anticipate that subsequent events and developments will cause RAC III’s and Oak Hill Bio’s assessments to change. These forward-looking statements should not be relied upon as representing RAC III’s and Oak Hill Bio’s assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither RAC III, Oak Hill Bio nor any of their respective affiliates undertake any obligation to update these forward-looking statements, except as required by law. Images This Presentation includes images and diagrams of biological mechanisms, cellular reactions, and physiological processes related to Angelman syndrome and Oak Hill Bio’s product candidates. All such images and diagrams are for illustrative purposes only. Such images and diagrams should not be relied upon or construed by investors as an indication or assurance that such biological reactions or therapeutic outcomes have already taken place or will take place in the future. Market Data and Other Information This Presentation discusses market trends that Oak Hill Bio’s leadership team believes will impact the development and success of Oak Hill Bio based on its understanding of the market. The information contained herein is being presented by RAC III and Oak Hill Bio and not prepared nor independently verified by the Placement Agents. Certain information contained in this Presentation relates to or is based on third-party studies, publications, surveys and RAC III and Oak Hill Bio’s own internal estimates and research, which are derived from the respective views of internal sources as well as independent sources. None of Oak Hill Bio or RAC III has independently verified the data obtained from third-party sources and cannot assure you of the reasonableness of any assumptions used by these sources or the data’s accuracy or completeness. In addition, all of the market data included in this Presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while RAC III and Oak Hill Bio believe their internal research is reliable and included this in good faith, such research has not been verified by any independent source and RAC III and Oak Hill Bio cannot guarantee and make no representation or warranty, express or implied, as to its accuracy and completeness. This Presentation contains preliminary information only, is subject to change at any time and, is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding your engagement with RAC III and Oak Hill Bio. Neither RAC III nor Oak Hill Bio assume any obligation whatsoever to update the information in this Presentation. Trademarks This Presentation Contains trademarks, service marks, trade names, and copyrights of RAC III, Oak Hill Bio, and other companies which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade name or products in this Presentation is not intended to, and does not imply, a relationship with RAC III or Oak Hill Bio, an endorsement or sponsorship by or of RAC III or Oak Hill Bio or a guarantee that RAC III or Oak Hill Bio will work or will continue to work with such third parties. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear with the TM, SM, ® or © symbols, but such references are not intended to indicate, in any way, that RAC III or Oak Hill Bio will not assert, to the fullest extent permitted under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. Private and Confidential – Not to be Retained Oak Hill Bio 4

Oak Hill Bio overview Rare disease biotech focused on finding and developing promising drugs deprioritized by pharma Our Key Criterion for Drug Identification Higher Probability of Success Clearer Path to Approval Higher Return on Investment Compelling preclinical and Single trial with established Attractive license terms, limited clinical data supporting well- endpoints development cost, and attractive established mechanism end market Our Lead Drug Candidate: Rugonersen • Rugonersen is a potential best-in-class Phase 3 antisense oligonucleotide (ASO) in development for Angelman syndrome (AS) • Licensed from Roche in Feb 2025 • Several former members of the rugonersen program have joined OHB to lead further development • The proposed business combination and concurrent financing is expected to fund rugonersen through NDA filing in 2H 2029 Building a unique rare disease therapeutics platform Confidential – Not to be Conf Reta ide ine nti d al | 5 CORPORATE

Transaction Overview

Pro Forma Valuation & Ownership *(In Millions, Except per Share Values)*

Transaction Overview

- Research Alliance Corporation III to combine with Oak Hill Bio (OHB) at $160 million pre-money equity value[1]
- In connection with the transaction, OHB to raise $100 million of financing, including $45 million from the RACC Sponsor, RA Capital[2]
- Any redemptions from the RACC Trust Account will be backstopped on a dollar-for-dollar basis by the RACC Sponsor, RA Capital
- Combined company to be called Oak Hill Bio Inc, and trade on Nasdaq under the ticker OAKH
- Placement agents: Leerink Partners, UBS, Wells Fargo, LifeSci Capital

Components of Pro Forma Equity Value

Target Rollover Equity[1]	$160
RACC Sponsor Equity[3]	16
RACC Public Shareholder Equity[4]	75
PIPE Purchaser Equity[5]	102
Total Equity Value	**$353**

Pro Forma Cash Summary

Estimated OHB Cash at Close[6]	($2)
Cash from PIPE Financing[2]	100
RACC Cash at Close[7]	77
Estimated Transaction Expenses[8]	(15)
Total	**$160**

Illustrative Pro Forma Valuation

Share Price[9]	$10.00
Pro Forma Shares Outstanding[10]	35.279
Equity Value	**$353**
Plus: Debt	–
Less: Pro Forma Cash	(160)
Enterprise Value	**$193**

Pro Forma Ownership (Assuming No Redemptions)[10]



5%
29%
45%
21%
OHB Rollover Equity
RACC Public Shareholders
PIPE Purchaser Equity
RACC Sponsor Equity

1. *Pre-money equity value of $160 million represents OHB's fully diluted equity value, inclusive of Roche's equity interest granted in conjunction with OHB's licensing of rugonersen.*
2. *Includes proceeds from the RACC Sponsor's $45 million SAFE financing received at announcement of the transaction and $55 million from the PIPE financing concurrent with the closing of the transaction, both priced at $10.00 per share.*
3. *Includes 1.324 million RACC founder shares and 275,000 RACC private placement shares purchased concurrently with the RACC IPO at $10.00 per share.*
4. *Reflects 7.500 million shares held by public RACC shareholders. The RACC Sponsor has agreed to backstop potential redemptions from the RACC Trust Account by purchasing up to $75 million of RACC Class A ordinary shares, or, at its election, pre-funded warrants exercisable for RACC Class A ordinary shares, at $10.00 per share on a dollar-for-dollar basis.*
5. *Includes 4.500 million shares held by the RACC Sponsor that converted into shares of the combined company upon closing of the transaction, including 180,000 shares issued in respect of estimated PIK interest on the SAFE financing accrued at 8.00% per annum until closing, and 5.500 million shares issued in connection with the PIPE financing concurrent with the transaction closing.*
6. *OHB estimated cash at close, assuming a 12/31/26 close date, which excludes proceeds received from the SAFE financing.*
7. *Reflects $75 million held in the RACC Trust Account as of May 31, 2026, and $2 million of interest earned on funds held in RACC's trust account at a rate of 3.75% per annum, assuming no redemptions. The actual amount of cash in the RACC Trust Account is subject to change depending on actual interest earned. The RACC Sponsor has agreed to backstop potential redemptions from the RACC Trust Account by purchasing up to $75 million of RACC Class A ordinary shares, or, at its election, pre-funded warrants exercisable for RACC Class A ordinary shares, at $10.00 per share on a dollar-for-dollar basis.*
8. *Transaction fees include deferred underwriting fee, PIPE placement agent fee, and estimated expenses, including legal and accounting fees.*
9. *Share price is illustrative. To equal the estimated RACC redemption price at closing.*
10. *Share count includes 16.000 million OHB rollover equity shares, 7.500 million RACC shares held by RACC public shareholders, 1.899 million shares held by the RACC Sponsor prior to the merger close, 4.680 million shares issued to the RACC Sponsor upon conversion of the $45 million SAFE financing, plus estimated PIK interest at closing, and 5.500 million shares issued in the concurrent PIPE financing. Excludes increase of unallocated ESOP to 15% of combined company.*

CORPORATE
Confidential – Not to be Retained | 6

Oak Hill Bio management team Experienced investors, rare disease drug developers, and veteran rugonersen program leaders Josh Distler, JD Brenda Vincenzi, MD Sharon Morriss, PhD Ike Greenstein, MBA (1) Chief Executive Officer Chief Medical Officer Chief Operating Officer Chief Financial Officer • Former COO of Global Private Investing at • Former Global Development Leader for • Former SVP, Clinical Development at Lung • Finance and Investment Expertise • Senior Equity Analyst at Athanor Capital D.E. Shaw & Co rugonersen at Roche Therapeutics • Former Board member at Schrödinger • Executive Medical Director at Uniqure • Former SVP, Clinical Development Operations at Apellis Pharmaceuticals • Former COO of Attenuon, LLC + additional key members of ex-Roche program team leading rugonersen development 1. Ike Greenstein is expected to be appointed Chief Financial Officer in connection with the proposed transaction. He is currently Chief Business Officer. Confidential – Not to be Conf Reta ide ine nti d al | 7 CORPORATE

Rugonersen Potential best-in-class antisense oligonucleotide for Angelman syndrome ~30,000 Targeting core of Supported by Highly potent well-understood broad data compound diagnosed biology package patients Strong preclinical and Consistent results In U.S. and EU5 for potential first clinical biodistribution, showing potentially requiring lifetime disease-modifying biomarker and differentiated profile care therapy functional outcome data Confidential – Not to be Retained | Oak Hill Bio 8

Rugonersen targets well-understood biology of Angelman syndrome, a devastating neurodevelopmental disorder

Large unmet need and devastating disease…

- Incidence: ~1 in 12,000-20,000 births; ~30,000 diagnosed patients in US and EU5
- Severe mental and physical impairments requiring lifetime care
- No disease modifying treatments; estimated $4-5 billion market opportunity

… whose biology is addressed by rugonersen…

- UBE3A is paternally silenced in neurons
- Lack of UBE3A protein from deletion or mutation of maternal UBE3A gene causes Angelman syndrome
- Rugonersen, an ASO, unsilences paternal allele which leads to expression of UBE3A

…with broad preclinical data showing that restoration of UBE3A improves functional outcomes

- Recovery demonstrated in shift towards wild type (below)



WT;Cre+
Ube3a Stop/p+;Cre−
Ube3a Stop/p+;Cre+
Rotarod
Latency (s)
Days
D
Marble burying
No. of unburied marbles
Recovery reflected by shift toward wt (black)
AS phenotype (red)
Open Field
Path length (m)
F
Nest Building
Used nesting (%)
Forced Swim
Floating time (%)
H
Epilepsy
Mice with seizures (%)

“Normal” phenotype | Angelman syndrome | With rugonersen



Maternal
Paternal
UBE3A
Long non-coding antisense RNA (UBE3A-ATS)
STOP
UBE3A protein Expressed only from maternal allele in neurons
Paternal UBE3A gene silenced by the UBE3A-ATS
Maternal
Paternal
Long non-coding antisense RNA (UBE3A-ATS)
STOP
No UBE3A protein in neurons due to defects* in the maternal allele and silenced paternal allele
Maternal
Paternal
Long non-coding antisense RNA (UBE3A-ATS)
GO
Paternal allele activated, UBE3A protein restored in neurons

Source: Meng et al, Nature (2014); Silva-Santos et al, Journal of Clinical Investigation (2015); Rotaru et al, Journal of Neuroscience (2018)

RUGONERSEN
Confidential – Not to be Retained | 9

Rugonersen potently restored UBE3A expression in primates; GTX-102 (Ultragenyx) had modest effects

Rugonersen durably induced full paternal allele production of UBE3A protein in primates

Rugonersen	
UBE3A protein expression increase	~100%
NHP dosage	24mg
Approximate human equivalent Phase 3 dosage	2x
Phase 3 dosage	120mg
Duration of response (time after last dose)	85 days


Angelman syndrome patient-derived neuron screen leads to clinical ASO rugonersen targeting UBE3A-ATS with long-lasting effect in monkeys


250
200
150
100
50
0
% of vehicle
UBE3A-ATS
UBE3A-Sense
UBE3A protein
0
8
15
29
57
85
Days
Full paternal allele production
Baseline maternal allele production

- Single IT dose (24mg) resulted in durable effects: nearly complete ATS knockdown, mRNA increase, and protein increase from 100% to 200% (in WT animal, equivalent to 0% to 100% protein in an animal with AS)

GTX-102 induced short-term, partial paternal allele production of UBE3A protein in primates

GTX-102	
UBE3A protein expression increase	41%
NHP dosage	15mg (3x 5mg Q2W)
Approximate human equivalent Phase 3 dose	10.7-11.8x
Phase 3 dosage	14mg
Duration of response (time after last dose)	7 days


H
UBE3A
2.0
1.5
1.0
0.5
0.0
*
Relative protein level
Control
4.4.PS.L
(GTX-102)
Motor cortex


An ASO therapy for Angelman syndrome that targets an evolutionarily conserved region at the start of the UBE3A-AS transcript

- GTX-102 produced a 41% increase after multiple doses
- Ionis could not perform similar non-human primate experiments as their compound does not cross react with the NHP sequence

Note: Not a head-to-head study. Presentation describes results from two published preclinical studies.
Sources: Jagasia et al. Nucleic Acids Research (2025). https://academic.oup.com/nar/article/53/16/gkaf851/8244593; Dindot, S. V. *et al. Science Translational Medicine* (2023) – NHP scaling for human equivalent dose: 10-11x

RUGONERSEN
Confidential – Not to be Retained | 10

Rugonersen most potently restored UBE3A *in vitro* and *in vivo* versus other Phase 3 ASOs in development for Angelman syndrome

In Vitro

Head-to-head comparison using neurons differentiated from iPSCs isolated from an Angelman patient

Rugonersen was 20-100 fold more potent at inducing UBE3A protein



Rugonersen
ION582
GTX-102
Ctrl ASO
Protein (UBE3A/HPRT)
1.5
1.0
0.5
0.0
50% Induction
0.0001
0.001
0.01
0.1
1
10
100
ASO µM

- *Similar in vitro and in vivo potency data generated by independent academic group*
- Rugonersen most potently knocks down ATS. Those benefits compound to 20-100 fold potency advantage for protein induction, setting rugonersen up for substantial outperformance

In Vivo

Transgenic mouse incorporates 70kb human UBE3A-ATS that covers binding site for all Phase 3 ASOs

Induction of UBE3A protein with rugonersen achieved 70%





% increase vs. control
80%
70%
60%
50%
40%
30%
20%
10%
0%
-10%
25
50
75
75
225
675
25
75
225
GTX-102
ION582
Rugonersen
Approx Phase 3 dose equivalent

- GTX-102 was dose limited to 75ug and gave minimal induction of UBE3A mRNA or protein at clinically-relevant dose, despite reducing ATS
- ION582 dose was increased to 675ug due to lower potency of 2'MOE backbone, but 75ug dose of rugonersen outperformed 675ug of Ionis

We believe rugonersen is the most potent ASO in Phase 3 development for Angelman syndrome

RUGONERSEN

Source: Internal data from a head-to-head study conducted by Roche.

Confidential – Not to be Retained | 11

TANGELO Phase 1 trial supports disease modifying potential and direct entry to Phase 3

Population	Children with Angelman Syndrome age 1-12 years
Operational	12 sites in US, Italy, Spain, Netherlands
Design	Open label, adaptive, N=61, Multiple Ascending Dose (MAD), Bridging Dose (BD), Long-Term Extension (LTE) Optional Open-label Extension (OOE)
Objectives	Safety / tolerability, PK
Exploratory	PD and efficacy, including: EEG δ-power & functional outcomes like Bayley (BSID), Vineland



TANGELO
MAD
BD
LTE
OOE
A1
B1
A2
B2
A3
B3
A4
B4
BD
BD
BD
6-180 mg Q4W/Q8W
EA3/EB3
Q24w-180mg
EA2/EB2
Q16w-120mg
EA1/EB1
Q16w-60mg
OOE
Q16w-120mg

A cohort: 5-12 years old
B cohort: 1-4 years old


nature medicine

Article

The *UBE3A*-ATS antisense oligonucleotide rugonersen in children with Angelman syndrome: a phase 1 trial

Received: 13 January 2025
Accepted: 19 May 2025
Published online: 11 July 2025
Check for updates

Jörg F. Hipp, Carlos A. Bacino, Lynne M. Bird, Ina Bruenig-Traebert, Daniel Chan, Marie Claire de Wit, Paulo Fontoura, Gregory Hooper, Ravi Jagasia, Michelle L. Krishnan, Lorraine Murtagh, Alessandro Noci, Ana Roche Martinez, Dietmar Schwab, Mercedes Serrano, Mark D. Shen, Julian Tillmann, Jorrit Tjeertes, Brenda Vincenzi, Elizabeth Berry-Kravis, Azad Bonni, the Rugonersen Study Group & all TANGELO investigators

TANGELO yielded positive findings on safety and efficacy

Note: Phase 1 study conducted by Roche; PK = Pharmacokinetic; PD = Pharmacodynamic; EEG = Electroencephalography
Source: https://clinicaltrials.gov/study/NCT04428281. Roche sponsored the TANGELO trial and led the publication of the data. Hipp J et al. Nature Medicine (2025).

RUGONERSEN
Confidential – Not to be Retained | 12

EEG δ-power is a key biomarker correlated with clinical outcomes in individuals with Angelman syndrome

EEG δ-power is elevated in AS patients…



EEG of a typical developing child
(66 month)
Electrode
Time (s)



EEG of a child with Angelman syndrome
(59 month, deletion class 2)
Electrode
Time (s)

Characteristic EEG phenotype

- Excess EEG δ-power (~2-4 Hz) in all AS genotypes reflects impaired brain function
- Robust (reproduced in different datasets / high test-retest reliability); high effect size that persists across age
- Regarded as key candidate biomarker for clinical development by research community



AS EEG phenotype
(~1000% more power in δ-frequency range)
δ
AS, n=58(79)
TD, n=48
Frequency (Hz)

Frohlich et al., Biol Psych, 2019

…and is the leading biomarker to predict clinical outcomes



Correlation Coefficient EEG δ Pow - Clinical Score
Mean
Cognitive
Expressive Com.
Receptive Com.
Fine Motor
Gross Motor
Bayley-3



Bayley Cognitive Score
Delta power [OP channels: uncleaned]

EEG δ-power correlates with symptom severity

- Worse EEG phenotype correlates with poorer clinical scores as measured by BSID (rugonersen primary endpoint);
- Both cross-sectional and longitudinal correlations (corrected for aging; longitudinal correlations on timescale >>1 year)
  - reproduced by two groups independently (MGH/Harvard; Roche)





Sources: Hipp, J. Et al Electrophysiological Abnormalities in Angelman Syndrome Correlate With Symptom Severity. Biological Psychiatry Global Open Science (2021); Ostrowski, L. M. et al. Delta power robustly predicts cognitive function in Angelman syndrome. Annals of Clinical and Translational Neurology 8, 1433–1445 (2021).

RUGONERSEN
Confidential – Not to be Retained | 13

Rugonersen reduced EEG δ-power in the TANGELO clinical study

Rugonersen reduced EEG δ-power after only 2-3 doses…



δ-band
Baseline
Day 100
Natural History
Controls
EEG power (μV²/oct)
Day 100
(n=46)
Frequency (Hz)
30
25
20
15
10
5
1
2
4
8
16
32

…in a dose-dependent manner…



r=-0.59
p=1.2·10-5
Day 100
Age: 5.3 y
EEG δ-power change to baseline (dB)
A-Cohort
B-Cohort
(n=46)
Cumulative Dose (mg)
6
4
2
0
-2
-4
-6
-8
-10
0
100
200
300
400

…but effect wore off after dosing stopped



Bln
Day 55
(n=46)
Day 100
(n=46)
Day 224
(n=46)
EEG δ-power change from baseline (%)
10
0
-10
-20
-30
-40
-50
90% CI
TANGELO
NH Reference
MAD Dose

"Using the NH data derived slope between EEG δ-power and BSID, we converted EEG δ-power changes observed within this study to changes in BSID scores…The magnitude of these estimates for the largest EEG δ-power changes in the MAD is above what we estimated to be a minimal clinically important group difference" – Hipp et al, *Nature Medicine* 2025



- **EEG shows significant improvement even by day 100**
- **Greater cumulative dose was associated with greater reductions in EEG δ-power**
- Effect weaker at Day 224 (~6 months from last dose in MAD) vs. Day 100 (1.5 months) likely due to wearing off

Sources: Hipp, J. Et al Electrophysiological Abnormalities in Angelman Syndrome Correlate With Symptom Severity. Biological Psychiatry Global Open Science (2021); Ostrowski, L. M. et al. Delta power robustly predicts cognitive function in Angelman syndrome. Annals of Clinical and Translational Neurology 8, 1433–1445 (2021). Hipp J et al. Nature Medicine (2025)

RUGONERSEN
Confidential – Not to be Retained | 14

Rugonersen demonstrated improvement in clinical scales in the multiple ascending dose (MAD) portion

- In TANGELO, **rugonersen delivered improvement, beyond that expected based on natural history, in 9 out of 10 BSID (v3) and VABS domains**
- Same domains on BSID (v4) will be used for approval and are considered key metrics of improvement for AS patients
- Across all doses, the MAD demonstrated strong results particularly on cognition and communication, which are considered most important to caregivers
- Primary endpoint for Phase 3 is cognition and/or expressive communication, the two primaries used by Ionis and Ultragenyx



a
BSID
Change from Bln (GSV)
Cognition
Receptive Comm.
Expressive Comm.
Fine Motor
Gross Motor
TANGELO
NH reference
90% CI
Bln Day100 Day224
b
VABS
Change from Bln (GSV)
DLS Personal
Receptive Comm.
Expressive Comm.
Fine Motor
Gross Motor
c
SAS-CGI-C
Frequency (%)
Day 100 (n=47)
Day 224 (n=43)
Seizures
Sleep
Malad. behav.
Expr. comm.
Fine Motor
Gross Motor
Cognitive
Dis
Overall
Very much worse
Much worse
Minimally worse
No change
Minimally improved
Much improved
Very much improved
Phase 3 Primaries

Note: LS means; linear models for each time-point: y∆NHT~1+y∆NHBln, with y being the clinical scale of interest, y∆NH being the deviation from the natural history model prediction matched for age and genotype, and T and Bln indicating the timepoint of interest (day 100, 224) and the pre-treatment baseline. All covariates were mean centered.
Source: Hipp J et al. Nature Medicine (2025)

RUGONERSEN
Confidential – Not to be Retained | 15

Rugonersen demonstrated improvement in clinical scales in long-term extension (LTE) portion of the TANGELO study

Bayley Scales of Infant and Toddler Development – Third edition (BSID-III)



Cognition
Receptive Comm.
Expressive Comm.
Fine Motor
Gross Motor
Change from Bln (GSV)
LTE1 LTE2 LTE3 LTE2-3
TANGELO
NH reference
Phase 3 Primaries

Vineland Adaptive Behavior Scales – Third edition (VABS-III)



DLS Personal
Receptive Comm.
Expressive Comm.
Fine Motor
Gross Motor
TANGELO
NH reference
90% CI
Change from Bln (GSV)
LTE1 LTE2 LTE3 LTE2-3

- Including all LTE patients and dose levels, **rugonersen delivered improvements above natural history expectation in 10 out of 10 domains**
- Consistent efficacy shown on Bayley and Vineland, especially Cognition and Expressive Communication
- Results may be more pronounced in Phase 3 due to: shortening dose interval, testing endpoints at peak activity rather than after significant wearing off, eliminating dose interruptions, and using Bayley-4 endpoints which are more sensitive to change

Note: LS means; linear models for each time-point: yΔNHT~1+yΔNHBln, with y being the clinical scale of interest, yΔNH being the deviation from the natural history model prediction matched for age and genotype, and T and Bln indicating the timepoint of interest and the pre-treatment baseline. All covariates were mean centered.
Source: Hipp J et al. Nature Medicine (2025)

RUGONERSEN
Confidential – Not to be Retained | 16

Phase 3 trial design 56wk Primary: BSID-4 Raw Cognition or Expressive Communication 120mg Q12W Sham-controlled trial N=165, ages 1-50 Open Label Extension 0w 12w 24w 36w 48w 56w Primary analysis: N=135, ages 1-17 Sham A global, sham-controlled, 1:1 randomized, double-blind study evaluating rugonersen First patient dosed: July 2026 • Deletion and mutation genotypes • Stratification by deletion/mutation, age Topline data: Early 2029 Primary outcome measure: Improvement in BSID-4 Raw Cognition or Expressive Communication 17 Confidential – Not to be Retained | 17 RUGONERSEN DESIGN MILESTONES

Large market potential, supported by analyst research

- Sell-side forecasts for Angelman syndrome reinforce multi-billion-dollar market potential
- Chronic treatment, high disease severity, and high expected propensity to prescribe support large opportunity; increased testing and earlier diagnosis can increase opportunity over time
- Comparable rare disease markets show multi-billion-dollar revenue potential, strategic value and room for multiple winners

Attractive Underlying Market

Category	Value
Estimated Prevalence	~15k U.S., ~15k EU5 (~60-100k in key markets)
Estimated Market Opportunity(1)	~$4-5bn
Other	Lifetime treatment; heavily concentrated in centers of excellence

Select Rare Disease Benchmarks

Indication	Prevalence	Est. Market Opportunity(2)	Notable Acquisitions(4)
Prader-Willi Syndrome	~9k (U.S.); ~25k (MM)	>$2bn	Neurocrine / Soleno: $2.9bn
Friedreich's Ataxia	~5k (U.S.); ~15-25k (MM)	>$1bn	Biogen / Reata: $7.5bn
Dravet Syndrome	~13-16k (U.S.); ~38k (MM)	~$4bn	UCB / Zogenix: up to ~$1.9bn
Spinal Muscular Atrophy	~10k (U.S.); ~20k (MM)	~$5bn(3)	Novartis / AveXis: ~$8.7bn

(1) Market opportunity in U.S. and EU markets
(2) Represents 2025 to 2030E product revenue.
(3) Represents FY 2025 product revenue for Biogen's Spinraza ($1.5bn), Roche's Evrysdi ($2.2bn), and Novartis' Zolgensma ($1.2bn)
(4) Acquisition amounts represent total equity value
Note: MM indicates major markets in the U.S. and EU
Sources: Company websites and press releases; academic journals, select equity research reports

RUGONERSEN
Confidential – Not to be Retained | 18

Rugonersen Potential best-in-class antisense oligonucleotide for Angelman syndrome ~30,000 Targeting core of Supported by Highly potent well-understood broad data compound diagnosed biology package patients Strong preclinical and Consistent results In U.S. and EU5 for potential first clinical biodistribution, showing potentially requiring lifetime disease-modifying biomarker and differentiated profile care therapy functional outcome data Confidential – Not to be Retained | Oak Hill Bio 19

CORPORATE Risk Factors (1 of 7) Certain factors may have a material adverse effect on our business, financial condition and results of operations. The risks and uncertainties described below are not the only ones we and the post-business combination public company will face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business. If any of the following risks actually occur, our business, financial condition, results of operations and future prospects could be adversely affected. In that event, you could lose all or part of your investment. All references in this section to “we”, “our” or “us” refer both to the business of OHB Pediatrics Ltd (“Oak Hill Bio”) prior to the consummation of the proposed business combination and to the business of the post-business combination public company and its subsidiaries, as applicable. The list below has been prepared solely for the purpose of the private placement transaction, and solely for potential private placement investors, and not for any other purpose. Accordingly, the list below is qualified in its entirety by disclosures contained in future documents filed or furnished by Oak Hill Bio and Research Alliance Corporation III (“RAC III”) or otherwise with respect to Oak Hill Bio and RAC III, with the Securities and Exchange Commission (the “SEC”), including the documents filed or furnished in connection with the proposed transactions between Oak Hill Bio and RAC III. The risks presented in such filings may differ significantly from and be more extensive than those presented below. Risks Related to Oak Hill Bio’s Financial Position and Need for Additional Capital • Oak Hill Bio is substantially dependent on the success of rugonersen, its current sole product candidate. If Oak Hill Bio is unable to complete development of, obtain approval for and commercialize rugonersen or any future product candidate it may develop in a timely manner or at all, its business will be harmed. • Oak Hill Bio has incurred significant losses since inception, has no products approved for sale, only has one product candidate and expects to incur losses for the foreseeable future. • To become and remain profitable, Oak Hill Bio must succeed in identifying, acquiring, developing, and obtaining the necessary regulatory approvals for products or product candidates that generate significant revenue, either through commercialization or out licensing. • Oak Hill Bio will need substantial additional funding to advance its current and future product candidates, including rugonersen. If Oak Hill Bio is unable to obtain substantial additional funding when needed, it could be forced to delay, scale back or discontinue its product development programs or future commercialization efforts. • Oak Hill Bio’s limited operating history may make it difficult for you to evaluate the success of Oak Hill Bio’s business to date and to assess Oak Hill Bio’s future viability. Risks Related to Oak Hill Bio’s Discovery, Development, Preclinical and Clinical Testing • If Oak Hill Bio is unable to advance rugonersen or any other product candidates through preclinical studies and clinical trials, obtain marketing approval and ultimately commercialize them, or experiences significant delays in doing so, Oak Hill Bio’s business will be materially harmed. • Oak Hill Bio’s ability to complete clinical trials may be adversely impacted if it experiences delays or difficulties in the enrollment of patients in clinical trials. • Oak Hill Bio may not be successful in its efforts to identify, discover or develop potential product candidates. • Drug development is a lengthy and expensive process, and preclinical and clinical testing is uncertain as to the outcome. Oak Hill Bio may encounter substantial delays in the commencement, enrollment or completion of its clinical trials and may never advance to clinical trials, or it may fail to demonstrate safety and effectiveness to the satisfaction of applicable regulatory authorities, which could prevent it from advancing or commercializing its product candidates on a timely basis, if at all. • The outcome of preclinical studies and earlier-stage clinical trials may not be predictive of future results or the success of later preclinical studies and clinical trials. • Interim, initial, “topline” and preliminary data from Oak Hill Bio’s preclinical studies or clinical trials that Oak Hill Bio announces or publishes from time to time may change as more patient data become available and are subject to audit and verification procedures that could result in material changes in the final data. • If rugonersen or any of Oak Hill Bio’s future product candidates cause undesirable side effects or have other unexpected adverse properties, such side effects or properties could delay or prevent the initiation or completion of clinical trials, preclude or delay regulatory approval, limit the commercial potential of such candidate or result in significant negative consequences following any potential marketing approval. • Oak Hill Bio may expend its limited resources to pursue a particular program, product candidate or indication and fail to capitalize on programs, product candidates or indications that may be more profitable or for which there is a greater likelihood of success. • The increasing use of social media platforms presents new risks and challenges. • Clinical trial and product liability lawsuits against Oak Hill Bio could divert Oak Hill Bio’s resources, cause Oak Hill Bio to incur substantial liabilities and limit commercialization of Oak Hill Bio’s product candidates. • Oak Hill Bio may conduct certain clinical trials for its product candidates outside of the United States. However, the FDA and comparable foreign regulatory authorities may not accept data from such trials, in which case Oak Hill Bio’s development plans will be delayed, which could materially harm Oak Hill Bio’s business. Private and Confidential – Not to be Retained Oak Hill Bio 20

CORPORATE Risk Factors (2 of 7) Risks Related to Oak Hill Bio’s Dependence on Third Parties • Oak Hill Bio relies, and expects to continue to rely, on third parties to conduct some or all aspects of Oak Hill Bio’s product manufacturing, research and preclinical and clinical testing, and these third parties may not perform satisfactorily. If Oak Hill Bio needs to replace one or more of these third parties, its development plans may be significantly delayed and it may expend more funds than currently planned. • Oak Hill Bio currently depends on a small number of third-party suppliers to supply the product candidates that it is evaluating in its research and development programs. The loss of these or future third-party suppliers, or their inability to provide Oak Hill Bio with sufficient supply, could harm Oak Hill Bio’s business. • Oak Hill Bio is dependent on single-source suppliers for some of the components and materials used in its product candidates. • Oak Hill Bio currently intends to commercialize rugonersen independently, if approved, although it may seek to establish collaborations with third parties for commercialization in certain geographies or indications. Oak Hill Bio has no experience as a company in commercializing products, and there can be no assurance that it will be able to do so successfully. • Oak Hill Bio may enter into collaborations with third parties for the research, development and commercialization of certain of its product candidates. If any such collaborations are not successful, Oak Hill Bio may not be able to capitalize on the market potential of those product candidates. • If conflicts arise between Oak Hill Bio and its potential collaborators, these parties may act in a manner adverse to Oak Hill Bio and could limit its ability to implement its strategies. • Oak Hill Bio is dependent on third-party vendors to provide certain licenses, products and services, and its business and operations, including clinical trials, could be disrupted by any problems with its significant third-party vendors. Risks Related to Oak Hill Bio’s Regulatory Approval and Other Regulatory and Legal Compliance Matters • Oak Hill Bio has not yet completed any clinical trials and may be unable to do so for rugonersen or any future product candidates. • Even if Oak Hill Bio completes the necessary preclinical studies and clinical trials, the marketing approval process is expensive, time-consuming and uncertain and may prevent Oak Hill Bio from obtaining approvals for the commercialization of its product candidates. If Oak Hill Bio is not able to obtain, or if there are delays in obtaining, required regulatory approvals, Oak Hill Bio will not be able to commercialize, or will be delayed in commercializing, its product candidates, and its ability to generate revenue will be materially impaired. • Obtaining and maintaining marketing approval or commercialization of Oak Hill Bio’s product candidates in the United States does not mean that Oak Hill Bio will be successful in obtaining marketing approval of its product candidates in other jurisdictions. Failure to obtain marketing approval in foreign jurisdictions would prevent Oak Hill Bio’s product candidates from being marketed in such jurisdictions, which, in turn, would materially impair Oak Hill Bio’s ability to generate revenue. • Oak Hill Bio may seek one or more designations or expedited programs for one or more of its product candidates, but it might not receive such designations or be allowed to proceed on expedited program pathways, and even if it does and proceeds on such expedited program pathways in the future, such designations or expedited programs may not lead to a faster development or regulatory review or approval process, and each designation does not increase the likelihood that any of Oak Hill Bio’s product candidates will receive marketing approval in the United States. • Oak Hill Bio has obtained orphan drug designation for rugonersen and may pursue a similar strategy for future product candidates, and it may not be able to obtain such designation or obtain or maintain the benefits of such designation including orphan drug exclusivity, and even if it does, that exclusivity may not prevent regulatory authorities from approving other competing products. • A marketing application for a product candidate with rare pediatric disease designation, or RPDD, if approved, may not meet the eligibility criteria for a Priority Review Voucher, or PRV, or the RPDD program may sunset before the FDA is able to consider eligibility for a voucher. • Oak Hill Bio may also in the future seek approval from the FDA or comparable foreign regulatory authorities for its current or future product candidates, where applicable, under the accelerated approval pathways. Oak Hill Bio may fail to obtain approval under such accelerated approval pathways. Moreover, these pathways may not lead to a faster development, regulatory review or approval process and do not increase the likelihood that Oak Hill Bio’s product candidates will receive marketing approval. • Even if Oak Hill Bio receives regulatory approval for any of its product candidates, it will be subject to ongoing regulatory obligations and continued regulatory review, which may result in significant additional expense. Additionally, Oak Hill Bio’s product candidates, if approved, could be subject to post-market study requirements, marketing and labeling restrictions, and even recall or market withdrawal if unanticipated safety issues are discovered following approval. In addition, Oak Hill Bio may be subject to penalties or other enforcement action if Oak Hill Bio fails to comply with regulatory requirements. • Any product candidate for which Oak Hill Bio obtains marketing approval will be subject to restrictions, such as the laws and regulations prohibiting the promotion of off-label uses, or may need to be withdrawn from the market, and Oak Hill Bio may be subject to substantial penalties if it fails to comply with regulatory requirements or if it experiences unanticipated problems with its medicines, when and if any of them are approved. • Oak Hill Bio and its contract manufacturers are subject to significant regulation. The manufacturing facilities on which Oak Hill Bio rely may not continue to meet regulatory requirements, which could materially harm Oak Hill Bio’s business. Private and Confidential – Not to be Retained Oak Hill Bio 21

CORPORATE Risk Factors (3 of 7) Risks Related to Oak Hill Bio’s Regulatory Approval and Other Regulatory and Legal Compliance Matters (cont.) • If Oak Hill Bio or any contract manufacturers and suppliers Oak Hill Bio engages fail to comply with environmental, health, and safety laws and regulations, Oak Hill Bio could become subject to fines or penalties or incur significant costs. • Shutdowns or disruptions at the FDA and other government agencies caused by funding shortages or global health concerns could hinder their ability to hire, retain or deploy key leadership and other personnel, or otherwise prevent new or modified products from being developed, approved or commercialized in a timely manner or at all, which could negatively impact Oak Hill Bio’s business. • Oak Hill Bio’s relationships with healthcare providers, physicians and third-party payors will be subject to applicable anti-kickback, fraud and abuse, and other healthcare laws and regulations, which could expose Oak Hill Bio to criminal sanctions, civil penalties, contractual damages, reputational harm and diminished profits and future earnings. • Healthcare legislative reform discourse and potential or enacted measures may increase the difficulty and cost for Oak Hill Bio and any future collaborators to obtain marketing approval of and commercialize its product candidates and affect the prices it or they may obtain. • Oak Hill Bio’s service providers, principal investigators, consultants and commercial partners may engage in misconduct or other improper activities, including non-compliance with regulatory standards and requirements and insider trading. • Laws and regulations governing any international operations Oak Hill Bio may have in the future may preclude it from developing, manufacturing and selling certain product candidates outside of the United States and require it to develop and implement costly compliance programs. • Oak Hill Bio is subject to stringent data protection, privacy, and security laws, regulations, standards and contractual obligations and actual or perceived failure to comply with such requirements could have a material adverse effect on Oak Hill Bio’s business, financial condition, results of operations or prospects. • Oak Hill Bio’s use of new and evolving technologies, such as artificial intelligence, may present risks and challenges that can impact its business, including by posing cybersecurity and other risks to its confidential and/or proprietary information, including personal information, and as a result Oak Hill Bio may be exposed to reputational harm and liability. • If any of Oak Hill Bio’s product candidates obtains regulatory approval and does not receive appropriate periods of non-patent exclusivity, competitors could enter the market with generic versions of such products more quickly than Oak Hill Bio expects, which may result in a material decline in sales of Oak Hill Bio’s products. Risks Related to Oak Hill Bio’s Commercialization • Oak Hill Bio faces substantial competition, which may result in others discovering, developing or commercializing products before, or more successfully than, Oak Hill Bio. • Even if one or more of Oak Hill Bio’s product candidates receives marketing approval, it may fail to achieve the degree of market acceptance by physicians, patients, third-party payors and others in the medical community necessary for commercial success. • If the market opportunities for any product candidates Oak Hill Bio develops are smaller than Oak Hill Bio believes they are, Oak Hill Bio’s revenue may be adversely affected and its business may suffer. Because the target patient populations of Oak Hill Bio’s programs are small, and the addressable patient population even smaller, Oak Hill Bio must be able to successfully identify patients and capture a significant market share to achieve profitability and growth. • The estimates of market opportunity and forecasts of market growth included in this investor presentation, if any, may prove to be inaccurate, and even if the markets in which Oak Hill Bio competes achieve the forecasted growth, Oak Hill Bio’s business may not grow at similar rates, or at all. • The pricing and third-party payor coverage and reimbursement status of newly approved products are uncertain. Failure to obtain or maintain adequate coverage and reimbursement for Oak Hill Bio’s future product candidates, if approved, could limit Oak Hill Bio’s ability to market those products and decrease its ability to generate product revenue. • If Oak Hill Bio is unable to establish sales, marketing and distribution capabilities or enter into sales, marketing and distribution agreements with third parties, Oak Hill Bio may not be successful in commercializing its product candidates if any are approved. Risks Related to Oak Hill Bio’s Intellectual Property • If Oak Hill Bio is unable to obtain and maintain patent protection for its therapeutic programs and other proprietary technologies it develops, or if the scope of the patent protection obtained is not sufficiently broad, its competitors could develop and commercialize products and technology similar or identical to Oak Hill Bio’s, and its ability to successfully commercialize its therapeutic programs and other proprietary technologies it may develop may be adversely affected. • Oak Hill Bio may not be able to protect its intellectual property and proprietary rights throughout the world. • Obtaining and maintaining patent protection depends on compliance with various procedural, document submission, fee payment, and other requirements imposed by government patent agencies, and Oak Hill Bio’s patent protection could be reduced or eliminated for non-compliance with these requirements. Private and Confidential – Not to be Retained Oak Hill Bio 22

CORPORATE Risk Factors (4 of 7) Risks Related to Oak Hill Bio’s Intellectual Property (cont.) • Changes in U.S. patent law could diminish the value of patents in general, thereby impairing Oak Hill Bio’s ability to protect its products. • Issued patents covering Oak Hill Bio’s therapeutic programs and other proprietary technologies it may develop could be found invalid or unenforceable if challenged in court or before administrative bodies in the United States or abroad. • Oak Hill Bio may be subject to claims challenging the inventorship of its patents and other intellectual property. • If Oak Hill Bio is unable to protect the confidentiality of its trade secrets, its business and competitive position would be harmed. • Oak Hill Bio may be subject to claims that its service providers, consultants or advisors have wrongfully used or disclosed alleged trade secrets of their current or former employers or claims asserting ownership of what it regards as its own intellectual property. • Third-party claims of intellectual property infringement, misappropriation or other violations against Oak Hill Bio or its collaborators may prevent or delay the development and commercialization of its therapeutic programs and other proprietary technologies it may develop. • Oak Hill Bio may become involved in lawsuits to protect or enforce its patents and other intellectual property rights, which could be expensive, time consuming and unsuccessful. • If Oak Hill Bio’s trademarks and trade names are not adequately protected, then it may not be able to build name recognition in its markets of interest and its business may be adversely affected. • Intellectual property rights do not necessarily address all potential threats. • Intellectual property discovered through government funded programs may be subject to federal regulations such as “march-in” rights, certain reporting requirements and a preference for U.S.-based companies. Compliance with such regulations may limit Oak Hill Bio’s exclusive rights and limit its ability to contract with non-U.S. manufacturers. • Oak Hill Bio partially depends on intellectual property licensed from third parties, and its licensors may not always act in its best interest. If Oak Hill Bio fails to comply with its obligations under its intellectual property licenses, if the licenses are terminated or if disputes regarding these licenses arise, it could lose significant rights that are important to its business. • Oak Hill Bio may not be successful in obtaining or maintaining necessary rights to product components and processes for its development pipeline through acquisitions (including in-licenses). • Oak Hill Bio’s use of open source software could impose limitations on its ability to commercialize its product candidates. Risks Related to Oak Hill Bio’s Personnel Matters, Managing Growth and Other Operational Matters • Oak Hill Bio’s future success depends on Oak Hill Bio’s ability to retain key executives and to attract, retain and motivate qualified personnel. • Oak Hill Bio will need to expand its headcount over time to support its development and regulatory capabilities and potentially implement sales, marketing and distribution capabilities, and as a result, it may encounter difficulties in managing its growth, which could disrupt its operations. • Oak Hill Bio’s international activities subject it to various risks, and its failure to manage these risks could adversely affect its results of operations. • Oak Hill Bio faces risks associated with tariffs and other trade restrictions, which may have a material adverse impact on its results of operations and financial condition. • Future acquisitions or strategic alliances could disrupt Oak Hill Bio’s business and harm its financial condition and results of operations. • Oak Hill Bio’s internal information technology systems, or those of its vendors, collaborators or other contractors or consultants, may fail or suffer from cybersecurity incidents or breaches, loss or leakage of data and other disruptions or compromise, which could result in a material disruption of its product development programs, compromise sensitive information related to its business or prevent it from accessing critical information, or trigger contractual and legal obligations, potentially exposing Oak Hill Bio to liability or reputational harm or otherwise adversely affecting its business and financial results. • Oak Hill Bio’s operations or those of the third parties upon whom it depends might be affected by the occurrence of a natural disaster, pandemic or other catastrophic event. • Adverse developments affecting the financial services industry, such as actual events or concerns involving liquidity, defaults, or non-performance by financial institutions or transactional counterparties, could adversely affect Oak Hill Bio’s current and projected business operations and its financial condition and results of operations. • The effects of a future pandemic, epidemic or outbreak of an infectious or highly contagious disease may materially and adversely affect Oak Hill Bio’s business and financial results and could cause a disruption in the development of its product candidates. Private and Confidential – Not to be Retained Oak Hill Bio 23

CORPORATE Risk Factors (5 of 7) General Oak Hill Bio Risk Factors • Changes in tax laws or regulations or in their implementation or interpretation may adversely affect Oak Hill Bio’s business and financial condition. • Tax authorities may disagree with Oak Hill Bio’s positions and conclusions regarding certain tax positions, or may apply existing rules in an unforeseen manner, resulting in unanticipated costs, taxes or non-realization of expected benefits. • Oak Hill Bio’s ability to utilize its net operating loss carryforwards and certain other tax attributes may be subject to limitations. • Oak Hill Bio’s disclosure controls and procedures may not prevent or detect all errors or acts of fraud. • As a public company, Oak Hill Bio will be exposed to the risk of securities class action litigation. • Oak Hill Bio may be exposed to significant foreign exchange risk. Risks Related to the Business Combination • The consummation of the Business Combination is subject to a number of conditions, and if those conditions are not satisfied or waived, the Business Combination may not be completed. • Some of RAC III’s, Oak Hill Bio’s or the post-closing combined company’s officers and directors may have conflicts of interest that may influence them to approve the proposed Business Combination without regard to your interests. • RAC III’s directors and officers may have interests in the proposed Business Combination different from the interests of RAC III, Oak Hill Bio, and/or the post-closing combined company. • There can be no assurance that Oak Hill Bio and RAC III will be able to raise sufficient capital through the proposed financing transactions, including the PIPE Investment, the interim financing provided by the Sponsor to Oak Hill Bio in the form of a SAFE (the “RAC Interim Financing”) and any related backstop arrangements, to consummate the proposed Business Combination. • The consummation of the proposed PIPE Investment is conditioned on the closing of the proposed Business Combination, and the closing of the proposed Business Combination will be subject to a number of closing conditions, some of which will be outside of Oak Hill Bio and RAC III’s control, including approval by the shareholders of RAC III. • The RAC Interim Financing is conditioned on and integral to the consummation of the proposed Business Combination, and any failure to complete, or delay in completing, the proposed Business Combination could adversely affect the terms on which the RAC Interim Financing converts and result in dilution to holders of securities of the post-closing combined company. If the proposed Business Combination is not consummated, the SAFE issued in the RAC Interim Financing may convert into equity of Oak Hill Bio pursuant to its terms, which could delay or otherwise deter any alternative transaction relating to Oak Hill Bio. There can be no assurance that the RAC Interim Financing will remain available on its current terms or that its existence will not create additional risks to or otherwise delay of the closing of the proposed Business Combination. • A portion of the total outstanding shares of the post-closing combined company is expected to be restricted from immediate resale but may be sold into the market in the near future. • Sales of a substantial number of shares of the post-closing combined company’s common stock in the public market by existing shareholders could cause the post-closing combined company’s share price to decline, even if Oak Hill Bio’s business is doing well. • RAC III’s shareholders will experience immediate dilution due to (i) the issuance of securities to existing Oak Hill Bio security holders and investors in the proposed PIPE Investment in connection with the proposed Business Combination, and (ii) additional sources of dilution upon exercise or conversion of securities that will be issued in connection with or following the proposed Business Combination (for instance, any securities issued in connection with the post-closing combined company equity plan or employee share purchase plan), in each case potentially entitling recipients of such securities to a significant voting stake in the post-closing combined company. • If RAC III does not consummate an initial business combination within the combination period (24 months from the closing of the Initial Public Offering, currently May 21, 2028, the “Combination Period”), as may be extended at the option of Research Alliance Holdings III, LLC (the “Sponsor”), its public shareholders may receive only their pro rata portion of the funds in RAC III’s trust account that are available for distribution to its public shareholders. • There are no assurances that RAC III will be able to complete the proposed Business Combination prior to the expiration of the Combination Period. • Oak Hill Bio’s or the post-closing combined company’s stockholders cannot be certain of the value of the merger consideration they will receive until the closing of the proposed Business Combination. • Because there are no current plans to pay cash dividends on the common stock of the post-closing combined company for the foreseeable future, you may not receive any return on investment unless you sell your RAC III Class A ordinary shares (Nasdaq: RACC) or the common stock of the post-closing combined company at a price greater than what you paid for it. • RAC III, Oak Hill Bio and the post-closing combined company expect to incur substantial transaction fees and costs in connection with the proposed Business Combination and the integration of their businesses. • The costs related to the proposed Business Combination could be significantly higher than currently anticipated. • RAC III’s, Oak Hill Bio’s or the post-closing combined company’s business and operations could be negatively affected, or the proposed Business Combination may be delayed or prevented from being completed, if they become subject to any securities litigation or shareholder activism. Private and Confidential – Not to be Retained Oak Hill Bio 24

CORPORATE Risk Factors (6 of 7) Risks Related to the Business Combination (cont.) • In connection with the proposed Business Combination, the Sponsor (Research Alliance Holdings III, LLC) and RAC III’s directors, executive officers, advisors and their respective affiliates may elect to purchase Class A ordinary shares of RAC III from public shareholders, which may reduce the public “float” of RAC III’s Class A ordinary shares. • The Nasdaq Stock Market LLC may delist RAC III’s Class A ordinary shares (Nasdaq: RACC) from its exchange prior to the closing of the Business Combination or Nasdaq may not list the post-closing combined company’s securities on its exchange, including the shares issued in connection with the proposed PIPE Investment, which could limit investors’ ability to make transactions in the post-closing combined company’s securities and subject the post-closing combined company to additional trading restrictions. • The securities issued in the proposed PIPE Investment will not initially be registered with the SEC, and prior to such registration cannot be transferred or resold except in a transaction exempt from or not subject to the registration requirements of the Securities Act and applicable state securities laws. • There can be no assurance that the post-closing combined company will be able to comply with Nasdaq’s continued listing standards. • Following the closing of the proposed Business Combination, an active trading market for the common stock of the post-closing combined company may not be available on a consistent basis to provide stockholders with adequate liquidity. The share price may be extremely volatile and shareholders could lose a significant part of their investment. • If, following the proposed Business Combination, securities or industry analysts do not publish or cease publishing reports about the post-closing combined company, its business, or its market, or if they change their recommendations regarding the post-closing combined company’s securities adversely, the price and trading volume of the securities of the post-closing combined company could decline. • The benefits of the proposed Business Combination may not be realized to the extent currently anticipated by RAC III, Oak Hill Bio and the post-closing combined company, or at all. The ability to recognize any such benefits may be affected by, among other things, competition, the ability of the post-closing combined company to grow and manage growth profitably, maintain relationships with collaborators and suppliers and retain its management and key employees. If the proposed Business Combination’s benefits do not meet the expectations of investors, shareholders or financial analysts, the market price of RAC III’s or the post-closing combined company’s securities may decline. • The proposed Business Combination will result in changes to the composition of the board of directors of Oak Hill Bio and the composition of the board of directors of the post-closing combined company, which may affect the strategy of the post-closing combined company. • The ability of RAC III, Oak Hill Bio and the post-closing combined company to successfully effect the proposed Business Combination and to be successful thereafter will be dependent upon the efforts of certain key personnel, including Oak Hill Bio’s key personnel. The loss of key personnel could negatively impact the operations and profitability of the post-closing combined company and its financial condition could suffer as a result. • The post-closing combined company does not have experience operating as a public company subject to U.S. federal securities laws and may not be able to adequately develop and implement the governance, compliance, risk management and control infrastructure and culture required for a public company, including compliance with the Sarbanes Oxley Act • RAC III is currently an “emerging growth company” within the meaning of the Securities Act, and if the post-closing combined company takes advantage of certain exemptions from disclosure requirements available to emerging growth companies, this could make the securities of the post-closing combined company less attractive to investors and may make it more difficult to compare the post-closing combined company’s performance with other public companies. • The requirements of being a public company may strain the post-closing combined company’s resources, incur increased costs and distract its management, which could make it difficult to manage its business, particularly after the post- closing combined company is no longer an emerging growth company. • Subsequent to the completion of the proposed Business Combination, the post-closing combined company may be required to take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on its financial condition, results of operations and stock price, which could cause you to lose some or all of your investment. • As a private company, Oak Hill Bio has not been required to document and test its internal controls over financial reporting nor has management been required to certify the effectiveness of its internal controls and its auditors have not been required to opine on the effectiveness of its internal control over financial reporting. As such, material weaknesses may be identified in Oak Hill Bio’s or the post-closing combined company’s internal control over financial reporting that could lead to errors in the post-closing combined company’s financial reporting, which could adversely affect the post-closing combined company’s business and the market price of its securities. • If the post-closing combined company fails to maintain an effective system of disclosure controls and internal controls over financial reporting, its ability to produce timely and accurate financial statements or comply with applicable regulations could be impaired. • If the post-closing combined company’s estimates or judgments relating to its critical accounting standards prove to be incorrect, or such standards change over time, its results of operations could be adversely affected. • Because the post-closing combined company will become a publicly traded company by virtue of mergers in connection with the proposed Business Combination as opposed to an underwritten initial public offering, there are no underwriters involved in the process, which could result in less diligence being conducted on Oak Hill Bio or the post-closing combined company than in an underwritten initial public offering. Private and Confidential – Not to be Retained Oak Hill Bio 25

CORPORATE Risk Factors (7 of 7) Risks Related to the Business Combination (cont.) • RAC III’s public shareholders can redeem some or all of the funds held in RAC III’s trust account, and significant redemptions could materially impact the post-closing combined company’s cash position and runway. • The ability of RAC III’s public shareholders to exercise redemption rights with respect to a large number of RAC III’s public shares may not allow the post-closing combined company to complete the most desirable business combination, fully fund Oak Hill Bio’s business plan, or changes thereto, or optimize the capital structure of the post-closing combined company. • Past performance by RAC III’s management team or their affiliates, including RA Capital Management, Therapeutics Acquisition Corp. d/b/a Research Alliance Corp. I, Research Alliance Corp. II or their respective business combination targets, may not be indicative of future performance of an investment in RAC III or the post-closing combined company. • The post-closing combined company’s governing documents may include provisions that may discourage takeover attempts. • Oak Hill Bio’s operating and financial results, which were presented to the RAC III board of directors, may not prove accurate. • Activities taken by existing RAC III shareholders to increase the likelihood of approval of the proposed Business Combination proposal and the other proposals to be described in the proxy statement/prospectus that will be filed in connection with the proposed Business Combination could have a depressive effect on RAC III’s share price. • Upon executing a definitive agreement with respect to the proposed Business Combination by and among Oak Hill Bio, RAC III and the post-closing combined company, RAC III may be prohibited from entering into certain transactions that might otherwise be beneficial to it or its shareholders. • The proposed Business Combination may be completed even though material adverse effects may result from the announcement of the proposed Business Combination, industry-wide changes, and other causes. • Delays in completing the proposed Business Combination may substantially reduce the expected benefits of the proposed Business Combination. • Oak Hill Bio has, and the post-closing combined company will have, broad discretion in the use of cash on hand and may not use it effectively. Private and Confidential – Not to be Retained Oak Hill Bio 26

Thank You Private and Confidential – Not to be Retained Oak Hill Bio